Exhibit 99.1

Boeing to Invest in Human Spaceflight Pioneer Virgin Galactic

•	Boeing and Virgin Galactic enter strategic partnership to transform commercial space travel and mobility

•	Latest investment to date by Boeing HorizonX Ventures organization

NEW YORK, Oct. 8, 2019— Boeing [NYSE: BA] will invest $20 million in Virgin Galactic, a vertically integrated human spaceflight company. The companies will work together to broaden commercial space access and transform global travel technologies.

“Boeing’s strategic investment facilitates our effort to drive the commercialization of space and broaden consumer access to safe, efficient, and environmentally responsible new forms of transportation,” said Brian Schettler, senior managing director of Boeing HorizonX Ventures. “Our work with Virgin Galactic and others will help unlock the future of space travel and high-speed mobility.”

To date, Virgin Galactic has invested more than $1 billion of capital to build reusable, human spaceflight systems designed to enable significantly more people to experience and utilize space. In July, the company announced its intent to become a publicly-listed entity via a business combination with Social Capital Hedosophia Holdings Corp. The Boeing investment will be in return for new shares in Virgin Galactic and is therefore contingent on the closing of that transaction, which is expected to close in the fourth quarter of 2019, and any such investment will be in the post-business combination company.

This investment brings together two companies with extensive experience in the space industry. Virgin Galactic is a pioneer of commercial human space flight and is the first and only company to have put humans into space in a vehicle built for commercial service, having built and flown a Mach 3 passenger vehicle. Through its manufacturing and development capabilities, Virgin Galactic can design, build, test, and operate a fleet of advanced aerospace vehicles. Boeing has unparalleled experience transporting people to orbit and building and operating large structures in that challenging environment. A part of every U.S. manned space program, Boeing serves as NASA’s prime private contractor for the International Space Station (“ISS”) and is preparing the new, reusable Starliner space capsule for launch to the ISS.

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“This is the beginning of an important collaboration for the future of air and space travel, which are the natural next steps for our human spaceflight programme,” said Sir Richard Branson, founder of Virgin Galactic. “Virgin Galactic and Boeing share a vision of opening access to the world and space, to more people in safe and environmentally responsible ways.”

“The unique expertise of our companies stretches from points all around the world to the deepest reaches of space,” said Boeing Defense, Space & Security President and CEO Leanne Caret. “Together we will change how people travel on Earth, and among the stars, for generations to come.”

George Whitesides, CEO of Virgin Galactic, noted, “We are excited to partner with Boeing to develop something that can truly change how people move around the planet and connect with one another. As a Virgin company, our focus will be on a safe and unparalleled customer experience, with environmental responsibility to the fore.”

Additional information on specific projects to be pursued will be shared in the future.

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B-roll & Images: Press FTP: https://www.image.net/virgingalactic.

About Boeing

Boeing is the world’s largest aerospace company and leading provider of commercial airplanes, defense, space and security systems, and global services. As the top U.S. exporter, the company supports commercial and government customers in more than 150 countries. Boeing employs more than 150,000 people worldwide and leverages the talents of a global supplier base. Building on a legacy of aerospace leadership, Boeing continues to lead in technology and innovation, deliver for its customers and invest in its people and future growth.

About Virgin Galactic

Virgin Galactic is a vertically-integrated aerospace company pioneering human spaceflight for private individuals and researchers. It believes the commercial exploration of space represents one of the most exciting and significant technology initiatives of our time. It is embarking on

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this commercial exploration journey with a mission to put humans into space and return them safely to Earth on a routine, consistent and affordable basis. Using its proprietary and reusable technologies, and supported by a distinctive, Virgin–branded customer experience, it is developing a spaceflight system designed to offer customers a unique, multi-day experience culminating in a spaceflight that includes several minutes of weightlessness and views of Earth from space. It is in the final stages of development, having already completed two crewed flights of its vehicle into space, and anticipates initial commercial launch in 2020.

About Social Capital Hedosophia

Social Capital Hedosophia Holdings Corp. (“SCH”) is a partnership between the investment firms of Social Capital and Hedosophia. SCH unites technologists, entrepreneurs and technology-oriented investors around a shared vision of identifying and investing in innovative and agile technology companies. To learn more about SCH, visit www.socialcapitalhedosophiaholdings.com

Additional Information and Where to Find It

This press release relates to a proposed transaction between Virgin Galactic and SCH. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, SCH filed a registration statement on Form S-4 with the SEC on August 7, 2019. SCH also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of SCH are urged to read the registration statement, the proxy statement/prospectus included therein and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SCH through the website maintained by the SEC at www.sec.gov.

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The documents filed by SCH with the SEC also may be obtained free of charge at SCH’s website at http://www.socialcapitalhedosophiaholdings.com/docs.html or upon written request to 120 Hawthorne Avenue Palo Alto, California 94301.

Participants in Solicitation

SCH and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SCH’s shareholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. You may obtain a free copy of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws, including with respect to the proposed investment in Virgin Galactic by Boeing and the proposed transaction between Virgin Galactic and SCH. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of SCH’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 discussed above and other documents filed by SCH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements.

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Contact:

Boeing Communications

312-544-2002

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Aleanna Crane

Virgin Galactic Communications

Office: +44 (0) 7395604549

Aleanna.crane@virgingalactic.com

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